UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 12, 2003

infoUSA INC.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction
of incorporation)

0-19598 (Commission File Number)	47-0751545 (I.R.S. Employer Identification No.)

5711 South 86th Circle, Omaha Nebraska (Address of principal executive offices)	68127 (Zip Code)

(402) 593-4500
(Registrant’s telephone number, including area code)

SIGNATURES
EX-99.1 Press Release dated September 12, 2003
EX-99.2 Press Release dated September 15, 2003

Item 5. Other Events

     On September 12, 2003, infoUSA Inc. issued the news release attached hereto as Exhibit 99.1 announcing that Raj Das had been hired as its Chief Financial Officer as successor to Stormy Dean.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Press release dated September 12, 2003
99.2	Press release dated September 15, 2003

Item 9. Regulation FD Disclosure.

     Attached hereto as Exhibit 99.2 and incorporated by reference herein is the text of an announcement by infoUSA Inc. regarding an update to forward-looking statements relating to the third quarter of 2003 as presented in a press release of September 15, 2003.

     In accordance with General Instruction B.2 of Form 8-K, the information attached hereto as an exhibit pursuant to Item 9 should not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

infoUSA Inc.

By:	/s/ Stormy L. Dean

Stormy L. Dean, Chief Financial Officer

Dated: September 17, 2003

EXHIBIT INDEX

No.	Description

99.1	Press release dated September 12, 2003
99.2	Press release dated September 15, 2003